SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 23, 2009

MOOG INC.
(Exact name of registrant as specified in its charter)

New York	1-5129	16-0757636
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

East Aurora, New York		14052-0018
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code:  (716) 652-2000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On January 23, 2009 Moog Inc. (the “Company”) issued a press release announcing that the Company has acquired Ethox International for $15.2 million in cash. Ethox produces proprietary medical devices and is engaged in contract manufacturing of disposables for many of the industry’s leading medical device companies. Ethox also provides microbiology, toxicology and sterilization services. Ethox had calendar year 2008 revenues of $27 million.

Item 9.01  Financial Statements and Exhibits.

(d)              Exhibits.

99.1              Press release dated January 23, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOOG INC.

Dated: January 23, 2009	By:	/s/ Jennifer Walter
Name: Jennifer Walter
Title: Controller

EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated January 23, 2009